SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

31.    SUBSEQUENT EVENTS

Management has considered subsequent events through April 27, 2018, which was the date these consolidated financial statements were issued.

On March 13, 2018, upon the approval of the Company’s Board of Directors, the Company declared an annual dividend of USD 0.02 per ordinary share to shareholders of record as of the close of business on March 27, 2018, representing RMB 178 million in total.